UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2022

SOLENO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

203 Redwood Shores Pkwy, Suite 500

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	SLNO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2022, Soleno Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. Of the 120,088,816 shares of common stock outstanding as of April 12, 2022, the record date, 89,392,503 shares of common stock were represented at the meeting in person or by proxy, constituting approximately 74.44% of the outstanding shares of common stock entitled to vote and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect two Class III directors to serve until the 2025 Annual Meeting of stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, on any advisory basis, the compensation of the Named Executive Officers of the Company;

4.	To approve, on any advisory basis, the frequency of stockholder votes on the compensation of the Named Executive Officers of the Company; and

5.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of all outstanding shares of the Company’s common stock at a ratio of one-for-fifteen (1:15), to be effected at the sole discretion of the Company’s Board of Directors.

Proposal One – Election of Directors

The table below presents the voting results of the election of the two Class III directors to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Anish Bhatnagar	70,263,050	942,518	78.6%	18,186,935
William G. Harris	70,435,873	769,695	78.8%	18,186,935

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,118,628	622,198	651,677	0

Proposal Three – Approval of Named Executive Compensation, on an Advisory Basis

The Company’s stockholders approved the Named Executive Officer compensation by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,542,446	1,348,052	315,070	18,186,935

Proposal Four – Approval of Frequency of Stockholder Votes on Named Executive Officer Compensation, on an Advisory Basis

The Company’s stockholders approved “every year” for the frequency of stockholder votes on Named Executive Officer compensation by the following votes:

Votes For Every 3 Years	Votes for Every 2 Years	Votes for Every 1 Years	Abstentions	Broker Non-Votes
32,219,472	323,897	38,076,196	586,003	18,186,935

Proposal Five – Approval of Amendment to Amended and Restated Certificate of Incorporation and Reverse Stock Split

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation and a one-for-fifteen reverse stock split, to be effected at the sole discretion of the Company’s Board of Directors, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,709,004	4,556,805	126,964	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLENO THERAPEUTICS, INC.

Date: June 3, 2022

	By:	/s/ Anish Bhatnagar
Anish Bhatnagar
Chief Executive Officer